SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      June 18, 2003

Hawkins, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer

3100 East Hennepin Avenue Minneapolis, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 331-6910

Item 7.                                                           Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99 - Press Release dated June 18, 2003.

Item 9.                                                           Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On June 18, 2003, Hawkins, Inc. (“Hawkins”) issued a press release announcing Hawkins’ financial results for the quarter and fiscal year ended March 30, 2003.  A copy of the press release is furnished as Exhibit 99 hereto and incorporated by reference into this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: June 19, 2003	By	/s/ Marvin E. Dee
Marvin E. Dee
Vice President, Chief Financial Officer, Secretary and Treasurer